UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2025, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of ABVC BioPharma, Inc. (the “Company”) approved the Board’s proposal to establish a performance incentive plan for the Company’s directors and officers, intended to align leadership incentives with shareholder value creation, motivate management to achieve market milestones, and strengthen investor confidence (the “Performance Incentive Plan”).

The Performance Incentive Plan will only be effective after the Company achieves a $1B market cap for 30 consecutive trading days on or before December 31, 2027, of which there is no guarantee. The Performance Incentive Plan will consist of that number of shares of common stock equal to 1% of the Company’s common stock outstanding on the date the Performance Incentive Plan is implemented. Subject to exceptions further approved by the Board, the total value of awards to be granted under the Performance Incentive Plan shall be capped at USD 10 million and individual grants shall be capped at USD 1 million per recipient. All of the shares to be granted under the Performance Incentive Plan shall come from the Company’s Amended and Restated 2016 Equity Incentive Plan.

The Performance Incentive Plan is designed to provide an incentive to executive officers and other select employees of the Company to contribute to the growth, profitability, and increased value of the Company. Allocation of awards under the Performance Incentive Plan will be determined by the Compensation Committee, shall be subject to endorsement by a majority of the independent directors of the Board, and will require final approval by the entire Board; awards will be tied to specific milestones, as set forth in the Performance Incentive Plan.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted in Inline XBRL

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

October 30, 2025	By:	/s/ Uttam Patil
Uttam Patil
Chief Executive Officer

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